UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2007
Illumina, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30361 (Commission File Number)	33-0804655 (IRS Employer Identification No.)

9885 Towne Centre Drive San Diego, California (Address of principal executive offices)	92121-1975 (Zip Code)
(858) 202-4500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On January 26, 2007, Illumina, Inc., a Delaware corporation (“Illumina” or the “Company”), completed a merger with Solexa, Inc., a Delaware corporation (“Solexa”), in a stock-for-stock merger transaction. In connection with the merger, Solexa shareholders received 0.344 shares of Illumina common stock in exchange for each share of Solexa common stock held. As a result of the merger, Solexa became a direct, wholly-owned subsidiary of Illumina.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 25, 2007, the Company’s board of directors appointed Blaine Bowman and Roy Whitfield to serve as directors of the Company, subject to the closing of the merger which occurred on January 26, 2007, for a term beginning January 26, 2007 and expiring at the Company’s 2007 annual meeting. The Company’s board of directors has not determined the committees of the board of directors on which Mr. Bowman and Mr. Whitfield will serve. Each of Mr. Bowman and Mr. Whitfield will be entitled to a $25,000 annual cash retainer and, upon appointment, was granted an option for 20,000 shares of the Company’s common stock under the Company’s 2005 Stock and Incentive Plan. The Company’s 2005 Stock and Incentive Plan is described more fully in the Company’s Proxy Statement on Schedule 14A, filed with the SEC on April 26, 2006, under the caption “Director Compensation.” In the event Mr. Bowman or Mr. Whitfield are appointed to serve on one or more committees of the board of directors, they will be entitled to an additional retainer.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 25, 2007, subject to the closing of the merger, which occurred on January 26, 2007, the Company’s board of directors approved an amendment to the Company’s bylaws increasing the size of the board of directors from eight directors to ten directors. The amendment took effect on January 26, 2007, following the closing of the merger.
A copy of the text of the amendment to the Company’s bylaws is attached hereto as Exhibit 3.2.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
The consolidated financial statements of Solexa, Inc. required by this Item 9.01(a) are attached hereto as Exhibit 99.1.
(b)	Pro forma financial information.
The unaudited pro forma condensed financial statements required by this Item 9.01(b) are attached hereto as Exhibit 99.2.
(d)	Exhibits

Exhibit Number	Exhibit Description
3.2	Text of amendment to bylaws.

23.1	Consent of Ernst & Young LLP — Palo Alto, Independent Registered Public Accounting Firm.

23.2	Consent of Ernst & Young LLP — Cambridge, Independent Registered Public Accounting Firm.

99.1	Consolidated financial statements of Solexa, Inc.

99.2	Unaudited pro forma condensed financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.
By:	/s/ Christian O. Henry
	Name:	Christian O. Henry
	Title:	Senior Vice President and Chief Financial Officer

Date: February 1, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.2	Text of amendment to Illumina’s bylaws.

23.1	Consent of Ernst & Young LLP — Palo Alto, Independent Registered Public Accounting Firm.

23.2	Consent of Ernst & Young LLP — Cambridge, Independent Registered Public Accounting Firm.

99.1	Consolidated financial statements of Solexa, Inc.

99.2	Unaudited pro forma condensed financial statements.